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                                                                    Exhibit 23.1






                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2002 (except Note 15, as to which the date is April 22, 2002) in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-82646) and related Prospectus of Printcafe Software, Inc.



Pittsburgh, Pennsylvania                                   /s/ Ernst & Young LLP
May 15, 2002